Exhibit 10.24

REPERTORIO N° 11/2023	JOURNAL No. 11-2023
AB/I. López OT:122875.- J. R.: V. CALVUÉN CONTRATO DE COMPRAVENTA DE CONCESIONES MINERAS MANQUEHUE ASESORÍAS MINERAS SpA A GOLD EXPRESS MINES SpA	Lawyer/I. López W.O.: 122,875. - J. R.: V. CALVUÉN AGREEMENT TO PURCHASE MINING CLAIMS MANQUEHUE ASESORÍAS MINERAS SpA AND GOLD EXPRESS MINES SpA
En Santiago de Chile, a tres de Enero de dos mil veintitrés, ante mi, PAULA ANDREA LUNA SAEZ, abogada, domiciliada en Huérfanos seiscientos sesenta y nueve, octavo piso, comuna de Santiago, Notario Suplente de doña Maria Pilar Gutiérrez Rivera, titular de la Décimo Octava Notaria de Santiago, según Decreto Número quinientos ochenta y cuatro - dos mil veintidós, de la Ilustrisima Corte de Apelaciones de Santiago de fecha veintisiete de diciembre de dos mil veintidós, y protocolizado en esta Notaria con fecha veintinueve de diciembre de dos mil veintidós bajo el Repertorio número diecinueve mil quinientos veintiuno/ dos mil veintidós, comparece:

In Santiago, Chile, on January 3, 2023, the following individual has appeared before me, PAULA ANDREA LUNA SAEZ, lawyer practicing at 669, Huérfanos St., 8th Floor, Santiago borough, and Deputy Notary acting for Maria Pilar Gutiérrez Rivera, assigned to the Santiago Eighteenth Notary Offices, per Decree No. 584-2022, of the Santiago Appellate Court, dated December 27, 2022, and entered in the records of this Notary Offices on December 29, 2022, under Journal No. 19,521/2022:

don IGNACIO JOAQUÍN LÓPEZ ALARCÓN, chileno, casado, abogado, cédula nacional de identidad número dieciséis millones diecisiete mil quinientos veinticinco guion siete, en representación, según se acreditará, de MANQUEHUE ASESORÍAS

IGNACIO JOAQUÍN LÓPEZ

ALARCÓN, a Chilean lawyer, national identification card No. 16,017,525-7, and as shall be proven hereinafter, herein representing MANQUEHUE ASESORÍA MINERAS SpA, a company validly incorporated and in good

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MINERAS SpA, sociedad constituida y válidamente vigente bajo las leyes chilenas, Rol Único Tributario número setenta y seis millones setecientos sesenta y cinco mil novecientos ochenta y cinco guion siete, ambos domiciliados para estos efectos en calle Alonso de Monroy número dos mil seiscientos setenta y siete, oficina seiscientos dos, comuna de Vitacura, Santiago, Región Metropolitana, en Adelante la “Vendedora”, la “Propietaria” o “MAM”, por una parte; y standing according to Chilean laws, Taxpayer Identification No. 76,765,985-7, both with address for the purposes hereof at 2,677, Alonso de Monroy Street, Suite 602, Vitacura borough, Santiago, Metropolitan Region, party of the first part, hereinafter called the “Seller”, the “Owner” or “MAM”, and de GOLD EXPRESS MINES SpA, sociedad constituida y válidamente vigente bajo las leyes chilenas, Rol Único Tributario número setenta y siete millones cuatrocientos noventa y ocho mil trescientos veinticuatro, guion cuatro, en adelante también la “Compradora” o “GEM”, todos domiciliados para estos efectos en calle Alonso de Monroy número dos mil seiscientos setenta y siete, oficina seiscientos dos, comuna de Vitacura, Santiago, Región Metropolitana, los anteriores conjuntamente como las “Partes”;

GOLD EXPRESS MINES SpA, a company validly incorporated and in good standing according to Chilean laws, Taxpayer Identification No. 77,498,324-4, hereinafter also c alled the “Buyer” or “GEM”, all of them with legal address for the purposes hereof at 2,677, Alonso de Monroy Street, Suite 602, Vitacura borough, Santiago, Metropolitan region, and hereinafter collectively called the “Parties”;

el compareciente mayor de edad, quien acredita su identidad con la cédula citada y expone:	The appearing individual is of age, has shown the forenamed identification card as proof of his identity and has stated as follows:

PRIMERO: Propiedades mineras. La Vendedora es dueña de las siguientes concesiones mineras de explotación ubicadas en las comunas de Freirina y Vallenar, respectivamente, Provincia de Huasco, Tercera Región, que conforman una parte del “Proyecto Cerro Blanco”:

FIRST: Mining Properties

The Seller owns the following mining claims for exploitation in the Freirina and Vallenar boroughs, Huasco Province, Third Region, which make up a part of the “Cerro Blanco Project”:

i) Concesión minera de explotación denominada “CAROLINA UNO 11 A CAROLINA UNO 30”, la cual se encuentra inscrita a fojas ciento cuarenta y cinco número cuarenta y uno del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año mil novecientos noventa y seis, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos ochenta y dos, número ciento treinta del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

i) Mining claim for exploitation called CAROLINA 1, 11 to 30, registered under No. 41 on Page 145 of the Freirina Mine Registrar’s 1996 Book of Properties, with the title on its name recorded under No. 130 on Page 882 of the same Registrar’s 2022 Book of Properties;

ii) Concesión minera de explotación denominada “CAROLINA DOS 11 A CAROLINA DOS 30”, la cual se encuentra inscrita a fojas ciento cincuenta y uno número cuarenta y dos del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año mil novecientos noventa y seis, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos ochenta y tres número ciento treinta y uno del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

ii) Mining claim for exploitation called CAROLINA 3, 11 to 30, registered under No. 43 on Page 157 of the

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iii) Concesión minera de explotación denominada “CAROLINA TRES 11 A CAROLINA TRES 30”, la cual se encuentra inscrita a fojas ciento cincuenta y siete número cuarenta y tres del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año mil novecientos noventa y seis, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos ochenta y cuatro número ciento treinta y dos del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;	iii) Mining claim for exploitation called CAROLINA 3, 11 to 30, registered under No. 43 on Page 157 of the Freirina Mine Registrar’s 1996 Book of Properties, with the title on its name recorded under No. 132 on Page 884 of the same Registrar’s 2022 Book of Properties;

iv) Concesión minera de explotación denominada “CAROLINA SEIS 1 A CAROLINA SEIS 30”, la cual se encuentra inscrita a fojas ciento sesenta y cuatro número cuarenta y cuatro del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año mil novecientos noventa y seis, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos ochenta y cinco número ciento treinta y tres del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

iv) Mining claim for exploitation called CAROLINA 6, 1 to 30, registered under No. 44 on Page 164 of the Freirina Mine Registrar’s 1996 Book of Properties, with the title on its name recorded under No. 133 on Page 885 of the same Registrar’s 2022 Book of Properties;

v) Concesión minera de explotación denominada “CAROL DOS UNO 1 A CAROL DOS UNO 60”, la cual se encuentra inscrita a fojas doscientos, número cuarenta y seis del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año mil novecientos noventa y siete, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos ochenta y seis, número ciento treinta y cuatro del Registro de Propiedad del conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

v) Mining claim for exploitation called CAROL 2-1, 1 to 60, registered under No. 46 on Page 200 of the Freirina Mine Registrar’s 1997 Book of Properties, with the title on its name recorded under No. 134 on Page 886 of the same Registrar’s 2022 Book of Properties;

vi) Concesión minera de explotación denominada “CAROL DOS DOS 1 A CAROL DOS DOS 60”, la cual se encuentra inscrita a fojas doscientos siete número cuarenta y siete del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año mil novecientos noventa y siete, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos ochenta y siete número ciento treinta y cinco del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

vi) Mining claim for exploitation called CAROL 2-2, 1 to 60, registered under No. 47 on Page 207 of the Freirina Mine Registrar’s 1997 Book of Properties, with the title on its name recorded under No. 135 on Page 887 of the same Registrar’s 2022 Book of Properties;

vii) Concesión minera de explotación denominada “CAROL DOS TRES 1 A CAROL DOS TRES 60”, la cual se encuentra inscrita a fojas doscientos catorce número cuarenta y ocho del Registro de Propiedad del Conservador de Minas de Freirina,correspondiente al año mil novecientos noventa y siete, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos ochenta y ocho número ciento treinta y seis del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

vii) Mining claim for exploitation called CAROL 2-3, 1 to 60, registered under No. 48 on Page 214 of the Freirina Mine Registrar’s 1997 Book of Properties, with the title on its name recorded under No. 136 on Page 888 of the same Registrar’s 2022 Book of Properties;

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viii) Concesión minera de explotación denominada “CAROL DOS SEIS 1 A CAROL DOS SEIS 60”, la cual se encuentra inscrita a fojas doscientos veintidós número cuarenta y nueve del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año mil novecientos noventa y siete, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos ochenta y nueve número ciento treinta y siete del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

viii) Mining claim for exploitation called CAROL 2-6, 1 to 60, registered under No. 49 on Page 222 of the Freirina Mine Registrar’s 1997 Book of Properties, with the title on its name recorded under No. 137 on Page 889 of the same Registrar’s 2022 Book of Properties;

ix) Concesión minera de explotación denominada “ENRIQUE UNO AL TREINTA”, la cual se encuentra inscrita a fojas cincuenta, número seis del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año mil novecientos sesenta y cuatro, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos noventa, número ciento treinta y ocho del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

viii) Mining claim for exploitation called ENRIQUE, 1 to 30, registered under No. 6 on Page 50 of the Freirina Mine Registrar’s 1964 Book of Properties, with the title on its name recorded under No. 138 on Page 890 of the same Registrar’s 2022 Book of Properties;

Concesión minera de explotación denominada “ELISA 9, 1 AL 30”, la cual se encuentra inscrita a fojas setenta y uno número doce del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil doce, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos noventa y uno número ciento treinta y nueve del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;	x) Mining claim for exploitation called ELISA 9, 1 to 30, registered under No. 12 on Page 71 of the Freirina Mine Registrar’s 2012 Book of Properties, with the title on its name recorded under No. 139 on Page 891 of the same Registrar’s 2022 Book of Properties;

x) Concesión minera de explotación denominada “ELISA 10, 1 AL 30”, la cual se encuentra inscrita a fojas ocho, número dos del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil doce, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos noventa y dos, número ciento cuarenta del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

xi) Mining claim for exploitation called ELISA 10, 1 to 30, registered under No. 2 on Page 8 of the Freirina Mine Registrar’s 2012 Book of Properties, with the title on its name recorded under No. 140 on Page 892 of the same Registrar’s 2022 Book of Properties;

xi) Concesión minera de explotación denominada “ELISA 11, 1 AL 10”, la cual se encuentra inscrita a fojas doscientos setenta y seis número cincuenta y uno del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil ocho, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos noventa y tres, número ciento cuarenta y uno del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

xii) Mining claim for exploitation called ELISA 11, 1 to 10, registered under No. 51 on Page 276 of the Freirina Mine Registrar’s 2008 Book of Properties, with the title on its name recorded under No. 141 on Page 893 of the same Registrar’s 2022 Book of Properties;

xiii) Concesión minera de explotación denominada “ELISA 12, 1 AL 22”, la cual se encuentra inscrita a fojas ciento veintiocho, número veinticuatro del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil doce, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos noventa y cuatro, número ciento cuarenta y dos del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

xiii) Mining claim for exploitation called ELISA 12, 1 to 22, registered under No. 24 on Page 128 of the Freirina Mine Registrar’s 2012 Book of Properties, with the title on its name recorded under No. 142 on Page 894 of the same Registrar’s 2022 Book of Properties;

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xiv) Concesión minera de explotación denominada “ELISA 14, 1 AL 28”, la cual se encuentra inscrita a fojas doscientos ochenta y tres, número cincuenta y dos del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil ocho, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos noventa y cinco, número ciento cuarenta y tres del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

xiv) Mining claim for exploitation called ELISA 14, 1 to 28, registered under No. 52 on Page 283 of the Freirina Mine Registrar’s 2008 Book of Properties, with the title on its name recorded under No. 143 on Page 895 of the same Registrar’s 2022 Book of Properties;

xv) Concesión minera de explotación denominada “ELISA 15, 1 AL 28”, la cual se encuentra inscrita a fojas ciento setenta y cuatro, número sesenta y tres del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil nueve, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos noventa y seis, número ciento cuarenta y cuatro del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

xv) Mining claim for exploitation called ELISA 15, 1 to 28, registered under No. 63 on Page 174 of the Freirina Mine Registrar’s 2009 Book of Properties, with the title on its name recorded under No. 144 on Page 896 of the same Registrar’s 2022 Book of Properties;

xvi) Concesión minera de explotación denominada “ELISA 19, 1 AL 26”, la cual se encuentra inscrita a fojas cuatrocientos cincuenta y uno número ochenta y tres del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil trece, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos noventa y siete, número ciento cuarenta y cinco del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

xvi) Mining claim for exploitation called ELISA 19, 1 to 26, registered under No. 83 on Page 451 of the Freirina Mine Registrar’s 2013 Book of Properties, with the title on its name recorded under No. 145 on Page 897 of the same Registrar’s 2022 Book of Properties;

xvii) Concesión minera de explotación denominada “ELISA 21, 1 AL 30”, la cual se encuentra inscrita a fojas doscientos sesenta y uno número cuarenta y nueve del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil ocho, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos noventa y ocho, número ciento cuarenta y seis del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

xvii) Mining claim for exploitation called ELISA 21, 1 to 30, registered under No. 49 on Page 261 of the Freirina Mine Registrar’s 2008 Book of Properties, with the title on its name recorded under No. 146 on Page 898 of the same Registrar’s 2022 Book of Properties;

xviii) Concesión minera de explotación denominada “FREIRINA 1, 1 AL 50”, la cual se encuentra inscrita a fojas ciento sesenta y seis, número treinta y dos del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil catorce, y cuyo título a su nombre se encuentra inscrito a fojas ochocientos noventa y nueve, número ciento cuarenta y siete del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

xviii) Mining claim for exploitation called FREIRINA 1, 1 to 50, registered under No. 32 on Page 166 of the Freirina Mine Registrar’s 2014 Book of Properties, with the title on its name recorded under No. 147 on Page 899 of the same Registrar’s 2022 Book of Properties;

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xix) Concesión minera de explotación denominada “FREIRINA 2, 1 AL 100”, la cual se encuentra inscrita a fojas ciento setenta y tres, número treinta y tres del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil catorce, y cuyo título a su nombre se encuentra inscrito a fojas novecientos, número ciento cuarenta y ocho del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

xix) Mining claim for exploitation called FREIRINA 2, 1 to 100, registered under No. 33 on Page 173 of the Freirina Mine Registrar’s 2014 Book of Properties, with the title on its name recorded under No. 148 on Page 900 of the same Registrar’s 2022 Book of Properties;

xx) Concesión minera de explotación denominada “MEM 34, 1 AL 44”, la cual se encuentra inscrita a fojas ochocientos dieciocho, número ciento veinticinco del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil quince, y cuyo título a su nombre se encuentra inscrito a fojas novecientos uno número ciento cuarenta y nueve del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

xx) Mining claim for exploitation called MEM 34, 1 to 44, registered under No. 125 on Page 818 of the Freirina Mine Registrar’s 2015 Book of Properties, with the title on its name recorded under No. 149 on Page 901 of the same Registrar’s 2022 Book of Properties;

xx) Concesión minera de explotación denominada “MEM 35, 1 AL 44”, la cual se encuentra inscrita a fojas ciento cuarenta y dos, número treinta y nueve del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil dieciséis, y cuyo título a su nombre se encuentra inscrito a fojas novecientos dos, número ciento cincuenta del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

xxi) Mining claim for exploitation called MEM 35, 1 to 44, registered under No. 39 on Page 142 of the Freirina Mine Registrar’s 2016 Book of Properties, with the title on its name recorded under No. 150 on Page 902 of the same Registrar’s 2022 Book of Properties;

xxii) Concesión minera de explotación denominada “MEM 71, 1 AL 20”, la cual se encuentra inscrita a fojas seiscientos treinta y cuatro, número ciento uno del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil dieciocho, y cuyo título a su nombre se encuentra inscrito a fojas novecientos tres, número ciento cincuenta y uno del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós;

called MEM 71, 1 to 20, registered under No. 101 on Page 634 of the Freirina Mine Registrar’s 2018 Book of Properties, with the title on its name recorded under No. 151 on Page 903 of the same Registrar’s 2022 Book of Properties;

xxiii) Concesión minera de explotación denominada “MEM 74, 1 AL 10”, la cual se encuentra inscrita a fojas ochenta y nueve, número treinta y tres del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil diecinueve, y cuyo título a su nombre se encuentra inscrito a fojas novecientos cuatro, número ciento cincuenta y dos del Registro de Propiedad del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós; y,

xxiii) Mining claim for exploitation called MEM 74, 1 to 10, registered under No. 33 on Page 89 of the Freirina Mine Registrar’s 2019 Book of Properties, with the title on its name recorded under No. 152 on Page 904 of the same Registrar’s 2022 Book of Properties, and

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xxiv) Concesión minera de explotación denominada “CERRO BLANCO 1, 1 AL 20”, cuya manifestación y título a su nombre se encuentra inscrito a fojas mil seiscientos cuarenta y uno vuelta número setecientos setenta y nueve del Registro de Descubrimientos del Conservador de Minas de Vallenar, correspondiente al año dos mil veintidós.	xxiv) Mining claim for exploitation called CERRO BLANCO 1, 1 to 20, registered under No. 779 on the back of Page 1,641 of the Vallenar Mine Registrar’s 2022 Book of Discoveries.

SEGUNDO: Declaraciones.

UNO. Las concesiones mineras antes individualizadas se denominarán en adelante las “Concesiones Mineras”. DOS. Para todos los efectos del presente Contrato, se entenderán como parte de la denominación de Concesiones Mineras a todas las concesiones mineras que eventualmente constituya la Vendedora, por sí o a través de terceros, en el área superficial de ésta, de acuerdo a lo establecido en el presente instrumento.

SECOND: Representations

1. The previously identified mining claims shall be hereinafter called the “Mining Claims”.

2. For all purposes hereof, any and all mining claims that the Seller may, directly or through third parties, be awarded in the future within the surface area of the Mining Claims, as provided herein, shall be deemed a part of the Mining Claims.

TRES. La Vendedora, de buena fe, declara y garantiza en su leal saber y entender, a través de su representante compareciente, las siguientes declaraciones respecto de las concesiones Mineras de que es dueña:

a) se encuentran vigentes, ubicadas en terrenos abiertos e incultos que a su vez están ubicados en las comunas de Freirina y Vallenar, respectivamente, Provincia de Huasco, Tercera Región;

3. Through its appearing representative, in good faith and to the best of its knowledge and belief, the Seller hereby makes the following representations on the Mining Claims that it owns:

a) That they are presently valid and located on open and uncultivated lands in the Freirina and Vallenar boroughs, Huasco Province, Third Region;

b) sobre ellas ha tenido y tiene dominio exclusivo. y excluyente y derechos preferentes o antelados para constituir propiedad minera definitiva; no se superponen a ningún derecho de tercero que pudiere habilitar a ese tercero para explorar o explotar cualquier sustancia susceptible de concesión minera en el mismo terreno, salvo excepciones que ya son de conocimiento de la Compradora;	b) That it has had and presently has full, sole and exclusive ownership thereof, and preferential or first rights of establishing final mining properties, and that they do not overlay any third-party rights to explore or extract any substances susceptible of being awarded mining claims on the same land, with the presently existing exceptions that are known by the Buyer;

c) fueron adquiridas con justo título, de buena fe, conforme a la ley, reglamentos y demás normas aplicables; todas sus transferencias y transmisiones de dominio se han efectuado legalmente;	c) That they were acquired with good titles, in good faith and abiding by all applicable laws, regulations and other rules, with all ownership transfers and conveyances legally done;

d) el proceso de constitución de ellas se ha llevado conforme a la ley, reglamentos y demás normas aplicables;	d) That they were staked, claimed, and awarded pursuant to all applicable laws, regulations and other rules;

e) se encuentran libres de hipotecas, gravámenes, prohibiciones, promesas y opciones de cualquier naturaleza, salvo la regalía descrita más adelante en el presente instrumento;	e) That they are free of mortgages, encumbrances, restrictions, promises or options of any kind, with the exception of the royalty described hereinafter;

f) las tasas de manifestación y pedimento, en su caso, y las patentes mineras han sido pagadas oportunamente y en las cantidades que correspondan,	f) That all fees for exploration or exploitation, as applicable, and all mining patents, have been timely and fully paid;

g) no existe juicio pendiente en que la Vendedora sea parte o intervenga como tercero y no conoce acciones judiciales pendientes que pudieran afectarlas o estén relacionadas o se relacionen en cualquier manera con la Vendedora o las Concesiones Mineras, o que afecten o pudieren afectar el dominio de la Vendedora; y,	g) That there are no outstanding lawsuits to which the Seller is a party or in which it intervenes as a third party, and that it does not know of any outstanding court proceedings that may affect the Mining Claims, are in any way related to the Seller or the Mining Claims, or affect or may affect its ownership thereof, and

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h) no existen ni conocen otras concesiones de su propiedad y(o de personas relacionadas, entendiéndose como tales, para todos los efectos de este contrato, las referidas en el artículo cien de la Ley dieciocho mil cuarenta y cinco, que se encuentren vigentes dentro del perímetro cubierto por cada una de las Concesiones Mineras, en adelante “Área de Interés”, que, singularizada en el plano que, firmado por las partes, se agrega como anexo privado de este contrato, documento que el Notario autorizante tiene a la vista y protocoliza con esta misma fecha y repertorio, entendiéndose formar parte del mismo.	h) That neither it nor any of its related companies or persons -understood for the purposes hereof as those provided in Article 100 of Law No. 18,045- own any other valid claims within the perimeter covered by each [SIC] of the Mining Claims, hereinafter called the “Area of Interest”, as identified on the map signed by the parties that is annexed hereto as a private document, which is deemed an integral part hereof, and the authenticating Notary has seen and entered in the Journal on this date and under the same number.

Las circunstancias y hechos a que se refieren las declaraciones que acaban de efectuarse se han considerado determinantes para la celebración de este Contrato de Compraventa de Concesiones Mineras, en adelante el “Contrato”.	The circumstances and facts contained in the previous representations have been decisive for entering into this Agreement to Purchase Mining Claims, hereinafter called the “Agreement”.

Asimismo, la efectividad de estas declaraciones será determinante en lo que respecta al consentimiento de la Compradora para la celebración del presente Contrato.	Likewise, the effectiveness of such representations shall be conclusive for the Buyer to consent to the execution hereof.

TERCERO: Compraventa de Concesiones Mineras.

UNO. Por el presente instrumento, la Vendedora, a través de su representante compareciente, vende, cede y transfiere a la Compradora, las Concesiones Mineras individualizadas en la cláusula Primera precedente, que la Compradora, a través de su representante compareciente, compra, recibe y adquiere para sí en este acto.

THIRD: Purchase of Mining Claims

1. Through its appearing representative, the Seller hereby sells, assigns and transfers the Mining Claims previously identified in the first clause to the Buyer, and through its appearing representative, the latter hereby purchases, receives and acquires the forenamed Mining Claims.

DOS. La Vendedora declara que ella o personas relacionadas con ella no poseen ni son dueñas o titulares de derechos de cualquier especie sobre los predios superficiales o derechos de agua que puedan existir o no en el Área de Interés.	2. The Seller hereby states that it does not hold or own any kind of rights on surface lands or any water rights that may or may not exist in the Area of Interest, nor do any of its related persons.

TRES. Se comprenden también en el presente Contrato:	3. This Agreement also includes:

a) los derechos de agua inherentes o que, según lo dispuesto en el artículo ciento diez del Código de Minería, pueden corresponder por las Concesiones Mineras, los que se constituyan o adquieran por la Vendedora o personas relacionadas con ella respecto de las Concesiones Mineras y los que benefician o puedan beneficiar a las Concesiones Mineras y que la Vendedora y personas relacionadas a ella lleguen a poseer, tener, usar o disponer a cualquier título, en el Área de Interés;	a) All water rights that are inherent, or that may correspond to the Mining Claims, per Article 110 of the Chilean Mining Code; any that the Seller or any of its related persons may be awarded, or acquire, in respect of any of the Mining Claims; any that benefit or may benefit any of the Mining Claims, and any that the Seller or any of its related persons may own, have, use or get for whatever reason, in the Area of Interest;

b) los derechos de cualquier clase sobre terrenos superficiales, incluyendo dominio y(o servidumbres, que llegaren a corresponderle a las Concesiones Mineras;	b) All rights of whatever kind on surface lands, including ownership and servitudes, that may pertain in the future to the Mining Claims, and
c) cualquier otro pedimento o manifestación que la Vendedora o personas relacionadas a ella, presenten o hayan presentado en el Área de Interés, así como las concesiones mineras que de ellas deriven.	c) Any other petitions or statements of discovery in connection with the Area of Interests that the Seller or any of its related persons may submit, or have submitted, as well as the mining claims that may derive from them.

[Translation from Spanish on the right]	8/14

Todos los derechos y bienes mencionados en los tres literales anteriores, se comprenderán cedidos y transferidos por la Vendedora a la Compradora, sin costo adicional para ésta. Todo lo anterior, en las condiciones que se señalan en las cláusulas siguientes.

All of the rights and assets specified in the three previous items shall be deemed assigned and transferred by the Seller to the Buyer, without any additional costs to the latter, and under the conditions provided in the following clauses.

CUARTO: Precio de la compraventa.	FOURTH: Purchase Price

UNO. El precio único y total de la compraventa de todas las Concesiones Mineras y los otros bienes y derechos referidos en el numeral Tres de la cláusula Tercera, es ochocientos sesenta mil dólares de los Estados Unidos de América, suma que la Compradora pagó con anterioridad a la fecha del presente instrumento por medio de depósito en la cuenta corriente dólar de la Vendedora, quien declara haber recibido a su entera y total satisfacción, renunciando a la acción resolutoria respecto del pago del precio de la compraventa por las Concesiones Mineras.

1. The single and total purchase price of all of the Mining Claims and other assets and rights listed in Item 3 of the third clause is USD 860,000 (eight-hundred and sixty thousand dollars of the United States of América), which the Buyer has already paid before the date hereof by a deposit into the Seller’s current account in dollars. The latter hereby states that it has satisfactorily received the full amount, and waives all actions for rescission in respect of the payment of the purchase price of the Mining Claims.

DOS. Para todo efecto legal, el precio respecto de cada una de las Concesiones Mineras individualizadas en la cláusula Primera y los otros bienes y derechos referidos en el numeral Tres de la cláusula Tercera, es el valor proporcional, en partes iguales, del monto único y total indicado en el numeral anterior.

2. For all legal purposes, the price of each of the Mining Claims identified in the first clause, and the other assets and rights stated in Item 3 of the third clause, shall be proportional, in equal parts, to the single and total price provided in the previous item.

QUINTO: Otras obligaciones de GEM.	FIFTH: Other GEM Obligations

La Compradora declara conocer y aceptar los términos del Contrato de Compraventa de Concesiones Mineras, y sus respectivos Anexos, celebrado entre WHITE MOUNTAIN MINERALS SpA y MANQUEHUE ASESORÍAS MINERAS SpA por medio de escritura pública suscrita con fecha nueve de diciembre de dos mil veintidós, en la Notaria de Santiago de don Luis Ignacio Manquehual Mery bajo el repertorio número diecinueve mil noventa y cinco guion dos mil veintidós, y se compromete a cumplir con todas las obligaciones incluidas en dicho contrato, y en especial, las siguientes:

The Buyer hereby states that it knows and accepts the terms of the Agreement to Purchase Mining Claims, and the Appendices thereto, between WHITE MOUNTAIN MINERALS SpA and MANQUEHUE ASESORÍAS MINERAS SpA, which was signed on December 9, 2022, at the Santiago Notary Offices of Luis Ignacio Manquehual Mery, recorded in the Journal under No. 19,095-2022, and further entered in public records, and promises to meet all of the obligations thereunder, and particularly, the following ones:

UNO. En su calidad de Pagador del NSR, pagar al Titular del NSR una regalia consistente en un dos por ciento de los Retornos Netos de Fundición o Net Smelter Return que GEM reciba de los productos que provengan de minerales que se extraigan exclusivamente de la Concesiones Mineras, y asimismo, tendrá el derecho de recomprar al Titular del NSR la mitad de esta regalia, en la suma de un millón de dólares de los Estados Unidos de América. Esta regalia se encuentra inscrita a fojas ciento cuarenta y siete, número cuarenta y cuatro del Registro de Hipotecas y Gravámenes del Conservador de Minas de Freirina, correspondiente al año dos mil veintidós.	1. As Payer of the NSR, GEM shall pay a royalty of 2% of the Net Smelter Return received for products from minerals exclusively extracted from the Mining Claims to the Owner of the NSR, and shall also have the right of buying back a half of this royalty from the latter, for an amount of USD 1,000,000 (one million dollars of the United States of América). This royalty is recorded under No. 44 on Page 147 of the Freirina Mine Registrar’s 2022 Book of Mortgages and Encumbrances.

[Translation from Spanish on the right]	9/14

DOS. GEM, o sus sucesores, deberán comprar y utilizar agua procesada para el Proyecto Cerro Blanco, proveída exclusivamente por la planta de desalinización controlada y operada por WMM o su matriz estadounidense Nexo Water Ventures LLC o cualquiera otra que ésta última designe, a menos que las partes acuerden algo distinto.	2. GEM, or its successors, must buy and use processed water for the Cerro Blanco Project, exclusively from the desalination plant controlled and operated by WMM or its parent company Nexo Water Ventures LLC, headquartered in the United States, or any other company that the latter may designate, unless the parties agree otherwise.

TRES. A más tardar el día quince de enero de dos mil veintitrés, GEM, deberá nombrar a Andrew Sloop o a quien este designe como su representante como miembro de un comité asesor de GEM para el Proyecto Cerro Blanco, con una retribución de mil quinientos dólares mensuales líquidos. Esta remuneración deberá ser pagada por GEM a Andrew Sloop o a quien este designe como su representante mientras WHITE MOUNTAIN MINERALS SpA o una Persona Relacionada a ésta última sea el Titular del NSR. Tal designación deberá constar en un instrumento privado ante Notario, firmado por el gerente general de GEM.

3. No later than January 15, 2023, GEM must appoint Andrew Sloop, or whoever he may designate as his representative, to a GEM advisory committee to the Cerro Blanco Project, with a monthly net consideration of USD 1,500, payable by GEM to Andrew Sloop, or whoever he may designate as his representative, in as long as WHITE MOUNTAIN MINERALS SpA or any of its Related Persons own the NSR. This appointment must be recorded in a private document signed by the General Manager of GEM before a Notary.

SEXTO: Incumplimiento de las obligaciones de GEM.	SIXTH: Breach of Obligations by GEM

Las Partes acuerdan que el incumplimiento de las obligaciones de MAM establecidas en la cláusula precedente, el presente contrato se entenderá resuelto desde ocurrido el incumplimiento, sin necesidad de una declaración judicial operando la resolución del Contrato de Compraventa de pleno derecho. Sin perjuicio de lo anterior, MAM tendrá derecho a retener el precio del Contrato de Compraventa. Las Partes acuerdan desde ya que, a título de avaluación anticipada y convencional de los perjuicios que provengan del incumplimiento la cantidad de ochocientos sesenta mil dólares de los Estados Unidos de América y el derecho a exigir la transferencia inmediata del dominio de las Concesiones Mineras a MAM, o quién ésta última designe.	The Parties hereby agree that any failure to meet the MAM obligations defined in the previous clause shall entail the rescission hereof as of the breach, without needing any court order of rescission by force of law. Without limiting the foregoing, MAM shall be entitled to keep the Purchase Price hereunder. As an anticipated and conventional valuation of the damages caused by any such breach, the Parties hereby agree on a payment in the amount of USD 860,000 (eight-hundred and sixty thousand dollars of the United States of América) and the right of enforcing the immediate transfer of the ownership of the Mining Claims to MAM, or whoever the latter may designate.

[Translation from Spanish on the right]	10/14

SÉPTIMO: Forma de venta y saneamiento.	SEVENTH: Type of Sale and Title Clearance

Las Concesiones Mineras se venden como cuerpo cierto, en el estado en que se encuentren al día de la celebración del presente Contrato y con derecho preferente en toda la superficie pedida o manifestada, salvo las excepciones ya conocidas por la Compradora, con todos sus usos, prohibiciones, litigios, embargos, acciones resolutorias, contratos de entrega de minerales o de arriendo, o cualquiera otra clase de actos, gravámenes, derechos reales o personales que impidan el libre uso, goce, disposición y entrega de las Concesiones Mineras y demás bienes referidos en la cláusula Tercera y con todas las demás características declaradas en la cláusula Segunda de este instrumento. Con todo, responderá la Vendedora del saneamiento en conformidad a la ley. La entrega de las Concesiones Mineras se efectúa por la Vendedora a la Compradora en este acto.	The Mining Claims are hereby sold ad corpus, in their respective conditions on the date of execution hereof, with pre-emptive rights over the entire petitioned or discovered area, save for the exceptions already known by the Buyer; all their uses, restrictions, lawsuits, actions for revocation, mineral delivery agreements, leases or any other kind of contracts or agreements, encumbrances, real or personal rights preventing the free use, enjoyment, disposal or delivery thereof; the other assets specified in the third clause hereof, and the other characteristics stated in the second clause hereof. Nevertheless, the Seller shall be responsible for clearing all titles, as required by the law. The Seller hereby conveys the Mining Claims to the Buyer.

OCTAVO: Indivisibilidad y perdurabilidad.	EIGHTH: Indivisibility and Perpetuity

Todas y cada una de las obligaciones que por este instrumento contrae la Vendedora, tendrán carácter indivisible, de conformidad a los art íc ul os mil quinientos v e i ntis é is, número cuatro y mil quinientos veintiocho del Código Civil.	Each and all of the Seller’s obligations hereunder shall be indivisible, according to Articles 1,526, paragraph 4, and 1,528 of the Chilean Civil Code.

NOVENO: Ley aplicable.	NINETH: Applicable Laws

Se deja constancia que el presente Contrato se rige por las leyes chilenas y en especial, por las disposiciones del Código de Minería de la República de Chile del año mil novecientos ochenta y tres. Lo mismo se conviene respecto de sus eventuales modificaciones y complementos.

This Agreement shall be governed by the laws of the Republic of Chile, and primarily, by the provisions of the Chilean Mining Code of 1983. The same shall apply to any amendments or supplemental agreements hereof.

DÉCIMO: Gastos de Notaría e inscripciones.	TENTH: Notary and Registrations Fees

Los gastos y derechos de Notaría que se generen con ocasión del presente Contrato y los derechos por las inscripciones en el Conservador de Minas respectivo, serán de exclusivo cargo de la Compradora. Esta última no responderá en lo absoluto de los impuestos u otras cargas personales que para la Vendedora y(o sus socios deriven del Contrato.	All Notary fees arising in connection with this Agreement and any entries in the relevant Mine Registrar’s books shall be solely borne by the Buyer. The latter shall in no way be liable for any taxes or other personal burdens resulting from this Agreement for the Seller or its partners.

DÉCIMO PRIMERO: Arbitraje.	ELEVENTH: Arbitration

Cualquier dificultad o controversia que se produzca entre los contratantes respecto de la aplicación, interpretación, duración, validez o ejecución de este contrato o cualquier otro motivo será sometida a arbitraje, conforme al Reglamento Procesal de Arbitraje del Centro de Arbitraje y Mediación de Santiago, vigente al momento de solicitarlo. Las partes confieren poder especial irrevocable a la Cámara de Comercio de Santiago A.G., para que, a petición escrita de cualquiera de ellas, designe a un árbitro arbitrador de entre los integrantes del cuerpo arbitral del Centro de Arbitraje y Mediación de Santiago. En contra de las resoluciones del arbitrador no procederá recurso alguno, renunciando las partes expresamente a ellos. El árbitro queda especialmente facultado para resolver todo asunto relacionado con su competencia y(o jurisdicción.

Any conflicts or disputes that may arise between the contracting parties on the application, interpretation, duration, validity or implementation hereof, or for whatever other reasons, shall be submitted to arbitration, according to the then current Rules of Arbitration Procedures of the Santiago Arbitration and Mediation Centre. The parties hereby grant irrevocable special powers to the Santiago Chamber of Commerce, so that it may appoint an arbitrator ex aequo et bono among the members of the body of arbitrators of the Santiago Arbitration and Mediation Centre. The arbitrator’s decisions may not be appealed, and the parties hereby expressly waive any such rights. The arbitrator shall be specially authorized to rule on any matters within his or her competence and jurisdiction.

DÉCIMO SEGUNDO: Fijación de domicilio.	TWELFTH: Jurisdiction

Para todos los efectos del presente Contrato, todos los comparecientes fijan y fijarán su domicilio en la comuna y ciudad de Santiago y se someten y someterán a la competencia del tribunal arbitral antes mencionado.

For all purposes hereof, the parties hereby set and shall set their legal address in the borough and city of Santiago, and submit and shall submit to the jurisdiction of the forenamed arbitral court.

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DÉCIMO TERCERO: Mandato.	THIRTEENTH: Authorization

Se faculta al portador de una copia autorizada de esta escritura pública para requerir las inscripciones, subinscripciones, anotaciones, alzamientos y cancelaciones que correspondan.	The bearer of an authenticated copy hereof is hereby authorized to request any relevant entries, subentries, notes,lifts and cancellations in the corresponding public records.

Se faculta también al abogado don Ignacio Joaquín López Alarcón, para que pueda corregir los errores de cita u omisión en que las partes pudieren haber incurrido en este Contrato y/o sus anexos, pudiendo al efecto presentar una o más minutas ante el Conservador respectivo y/u otorgar o firmar las escrituras o instrumentos públicos o privados necesarios o convenientes.

Ignacio Joaquín López Alarcón, lawyer, is also hereby authorized to correct any reference errors or omissions that may have slipped herein. To this end, he may file any one or more briefs with the relevant Registrars, and grant or sign any necessary or convenient, registered or private documents.

DÉCIMO CUARTO: Vigencia de las cláusulas.	FOURTEENTH: Severability

Si cualquiera de las cláusulas de este Contrato, o una parte de ellas, es anulable o es declarada nula o ilegal o es inaplicable en cualquier respecto por cualquier ley, reglamento o disposición de la autoridad o tribunal, la validez, legalidad o aplicabilidad a las demás cláusulas del Contrato no se verán afectadas de ninguna forma.

If any of the clauses hereof, or any part thereof, were voidable or declared void or illegal, or were unenforceable in any respect, by any laws, regulations, or authority or Court orders, the validity, legality or enforceability of the remaining clauses hereof shall not be affected in any way.

Personerías:	Legal Representation:

La personería de don IGNACIO

JOAQUÍN LÓPEZ ALARCÓN para actuar en representación de MANQUEHUE ASESORÍAS MINERAS SpA, consta en escritura pública de fecha catorce de julio de dos mil diecisiete, suscrita en la Notaría de Santiago de don Patricio Zaldivar Mackenna bajo el repertorio número once mil ciento treinta y dos guion dos mil diecisiete, y su personeria para actuar en representación de GOLD EXPRESS MINES SpA, consta en escritura pública de fecha diecisiete de noviembre de dos mil veintiuno, suscrita en la Notaria de Santiago de doña Maria Pilar Gutiérrez Rivera bajo el repertorio número treinta mil doscientos ochenta y cuatro guion dos mil veintiuno.

IGNACIO JOAQUÍN LÓPEZ ALARCÓN has been authorized to act for, and on behalf of, MANQUEHUE ASESORÍAS MINERAS SpA in a notarized and registered document executed on July 14, 2017, at the Santiago Notary Offices of Patricio Zaldívar Mackenna, ntered in the Journal under No. 11,130-2017, and his authorization to act for, and on behalf of, GOLD EXPRESS MINES SpA was granted in a notarized and registered document signed on November 17, 2021, at the Santiago Notary Offices of Maria Pilar Gutiérrez Rivera, entered in the Journal under No. 30,284-2021.

Estas escrituras no se insertan por ser conocidas del Notario que autoriza, por las partes y a expresa petición de éstas.	These documents have not been included at the explicit request of the appearing parties, because they are known to them and the authenticating Notary.

Minuta redactada por el abogado Ignacio López A.	Drafted by Ignacio López A., Esq.

En comprobante y previa lectura firman el compareciente el presente instrumento. Se da copia. Doy fe. -	In witness whereof and after reading its contents, the appearing individual has signed this instrument. Copies have been given. I attest.
/s/ IGNACIO JOAQUÍN LÓPEZ ALARCÓN IGNACIO JOAQUÍN LÓPEZ ALARCÓN Identification Card No. 16,017,525-7 For MANQUEHUE ASESORÍAS MINERAS SpA For GOLD EXPRESS MINES SpA

[Translation from Spanish on the right]	12/14

Ingresada en el

Repertorio con el

Nº 11

03.01.23

ANEXO
ÁREA DE INTERÉS

De conformidad con la solicitud protocolizo el presente documento al final del Registro de Instrumentos Públicos a mi cargo correspondiente al presente mes, bajo el Nº 11

Santiago 03 de Enero del 2023

[Translation from Spanish on the right]	13/14

[Stamped and handwritten:

Entered in the Journal

under No. 11 January 3, 2023]

APPENDIX

AREA OF INTEREST

APPENDIX A - MAP LAYOUT
FREIRINA BOROUGH

[Signature]

[Stamped and handwritten:
As requested, I have entered this document at the end of the Book of Public Instruments that I keep for this month, under No. 11.
Santiago, January 3, 2023]

[Initialled stamp: SANTIAGO EIGHTEENTH NOTARY OFFICES OF PILAR GUTIÉRREZ RIVERA, PAULA LUNA SAEZ, DEPUTY NOTARY, 4]

[The back of this page is stamped UNUSED]

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